Exhibit 99.1

Williams Controls, Inc.
NEWS RELEASE                            CONTACT:    Dennis E. Bunday,
                                                    Executive Vice President and
                                                    Chief Financial Officer

FOR IMMEDIATE RELEASE                   TELEPHONE:  (503) 684-8600

       WILLIAMS CONTROLS ANNOUNCES APPROVAL OF A ONE-FOR-SIX REVERSE STOCK SPLIT AND INTENTION TO APPLY FOR LISTING ON THE NASDAQ CAPITAL MARKET

         PORTLAND, OR. March 7, 2006. Williams Controls, Inc. (OTC: WMCO)
(the "Company") today announced that it has received approval from its board of directors and stockholders to effect a one-for-six reverse stock split of its common stock, whereby each block of six shares of common stock registered in the name of each stockholder on the applicable record date of the reverse stock split will be converted into one share of the Company's common stock. The reverse stock split was approved at the Company's annual stockholders' and directors' meetings held on March 2, 2006. The reverse stock split will reduce the number of authorized shares of the Company's common stock from 75,000,000 to 12,500,000 shares. Further details of the reverse stock split are discussed in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission ("SEC"), which can be viewed through the Company's website link to the Company's EDGAR filings with the SEC. The Company has sent notification to The NASDAQ Stock Market of the approval of the reverse stock split. The effective date of the reverse stock split will be no earlier than ten days after The NASDAQ Stock Market has received such notification.

         The Company also announced its intention to apply for listing on the NASDAQ Capital Market. The Company gave no time frame for the filing of its listing application.

         The Company also announced that it received approval from its stockholders, at the annual stockholders' meeting, adopting the Company's proposal eliminating the staggered terms of members of its board of directors, and providing for one-year terms and the annual election of all directors. The amendment will not change the present number of directors and the directors will retain the authority to change that number and to fill any vacancies or newly created directorships.

ABOUT WILLIAMS CONTROLS

Williams Controls is a leading designer and manufacturer of Electronic Throttle Control Systems for the heavy truck and off-road markets. For more information, you can find Williams Controls on the Internet at www.wmco.com.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Securities and Exchange Commission filings of the Company; economic downturns affecting the operations of the Company or any of its business operations, competition, and the ability of the Company to successfully identify and implement any strategic alternatives. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.